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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 1995, included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-20841, 33-32068 and 33-48562.


                                                             ARTHUR ANDERSEN LLP

Detroit, Michigan,
March 24, 1995.